                                                                   EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-17235, 33-19437, 33-38747 and 33-30841) of
Acme Metals Incorporated of our report dated March 21, 1994 appearing on page 33 in this Annual Report on Form 10-K.

PRICE WATERHOUSE

March 25, 1994
Chicago, Illinois